UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

THORATEC CORPORATION

(Exact name of registrant as specified in its charter)

California	1-8145	94-2340464
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

6035 Stoneridge Drive	94588
Pleasanton, California	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 847-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 99.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

     On December 17, 2004, Thoratec Corporation (“Thoratec”) announced that M. Wayne Boylston, the senior vice president and chief financial officer of Thoratec, has resigned effective as of such date for personal reasons. On December 17, 2004, Mr. Boylston and Thoratec entered into a Separation Agreement and Release (“Separation Agreement”), a Consulting Services Agreement (“Consulting Agreement”) and a Restated and Amended Thoratec Corporation Restricted Stock Grant Agreement (“Restricted Stock Agreement”). The Separation Agreement provides for the payment to Mr. Boylston of certain severance payments in exchange for a release of claims against the Company. The Consulting Agreement provides that Mr. Boylston will provide consulting services and assistance to Thoratec in connection with Thoratec’s ongoing securities litigation, and the Restricted Stock Agreement grants Mr. Boylston 25,000 restricted shares of Thoratec Common Stock as consideration for the performance of services under the Consulting Services Agreement, subject to the lapsing of such restrictions based on the conditions described in such agreement. A copy of the full text of the Separation Agreement, the Consulting Agreement and the Restricted Stock Agreement are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by this reference.

Item 7.01. Regulation FD Disclosure.

     On December 17, 2004, Thoratec issued a press release announcing the resignation of M. Wayne Boylston as senior vice president and chief financial officer of Thoratec, the text of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit	Description
10.1	Separation Agreement and Release between M. Wayne Boylston and Thoratec Corporation, entered into on December 17, 2004

10.2	Consulting Services Agreement between M. Wayne Boylston and Thoratec Corporation, entered into on December 17, 2004

10.3	Amended and Restated Thoratec Corporation Restricted Stock Grant Agreement between M. Wayne Boylston and Thoratec Corporation, entered into on December 17, 2004

99.1	Press Release of Thoratec Corporation, dated December 17, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2004

THORATEC CORPORATION

By:	/s/ D. Keith Grossman

D. Keith Grossman
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description
10.1	Separation Agreement and Release between M. Wayne Boylston and Thoratec Corporation, entered into on December 17, 2004

10.2	Consulting Services Agreement between M. Wayne Boylston and Thoratec Corporation, entered into on December 17, 2004

10.3	Amended and Restated Thoratec Corporation Restricted Stock Grant Agreement between M. Wayne Boylston and Thoratec Corporation, entered into on December 17, 2004

99.1	Press Release of Thortec Corporation, dated December 17, 2004.